                                                                 Exhibit 10.15.3


                               AMENDMENT NO.  2

                                      TO

                            AT&T WIRELESS SERVICES
                     NETWORK MEMBERSHIP LICENSE AGREEMENT

     AMENDMENT NO. 2 TO NETWORK MEMBERSHIP LICENSE AGREEMENT ("Amendment") dated as of November 13, 2000, by and between AT&T Corp., a New York corporation, with offices located at 32 Avenue of the Americas, New York, New York 10013, for itself and its affiliated companies, including AT&T Wireless Services, Inc. (collectively "Licensor"), and TeleCorp PCS, Inc., a Delaware corporation, with offices located at 1010 N. Glebe Road, Arlington, Virginia 22201 ("Licensee"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the License Agreement referred to below.

     WHEREAS, Licensor and Licensee are parties to that certain Network Membership License Agreement, dated as of July 17, 1998 (as amended, modified or supplemented, and including the terms and conditions of the letter from Mary Hawkins-Key to Andrew Price, dated October 20, 1998, the "License Agreement"), pursuant to which Licensor agreed to license and allow Licensee to use the Licensed Marks in the Licensed Territory on the terms set forth in the License Agreement;

     WHEREAS, Licensee has entered into an Agreement and Plan of Reorganization and Contribution with Tritel, Inc. and AT&T Wireless Services, Inc., dated as of February 28, 2000, as amended (the "Merger Agreement"), pursuant to which, among other things, Licensee agreed to extend the term of the License Agreement;

     WHEREAS, upon consummation of the Contribution (as defined in the Merger Agreement), Licensee and Licensor desire, that the License Agreement be amended to extend the term of the License Agreement and make other conforming changes on the terms and conditions set forth in this Amendment; and

     WHEREAS, Licensee has entered into a letter agreement with AT&T Wireless PCS, LLC dated February 28, 2000 (the "Letter Agreement"), pursuant to which, among other things, Licensee agreed to expand or contract, as applicable, the territories to which the License Agreement applies to include (or exclude, as applicable) the territories covered by the licenses transferred to (or by) the Company or an Affiliate (i) pursuant to that certain Asset Exchange Agreement by and between TeleCorp PCS, Inc., certain of its affiliates, and AT&T Wireless Services, Inc., dated as of February 28, 2000 (the "Asset Exchange Agreement") and (ii) pursuant to the Contribution (as defined in the Merger Agreement).

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  "Stockholder's Agreement."  All references in the License Agreement to the
     -----------------------
    "Stockholder's Agreement" are hereby amended to refer to that certain Stockholder's Agreement dated as of November 13, 2000 by and among Licensee, an Affiliate of Licensor and certain other stockholders of Licensee, as the same may be amended, modified or supplemented in accordance with the terms thereof.

2.  Amendment to Term.  Section 11.1(a) of the License Agreement is hereby
    -----------------
    amended by deleting the first sentence thereof in its entirety and inserting the following sentence in replacement therefor:

    "This Agreement shall commence on the date hereof and shall be in effect for a term ending July 17, 2005, unless terminated earlier pursuant to this
    Section 11."

3.  Amendment to Territory.  Schedule C to the License Agreement is hereby
    ----------------------
    deleted in its entirety and replaced with Schedule C attached hereto.

4.  Effectiveness of Amendment.  This Amendment shall become effective only upon
    --------------------------
    the consummation of the Contribution (as defined in the Merger Agreement).

5.  Severability of Provisions.  Any provision of this Amendment which is
    --------------------------
    prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.  Agreement to Remain in Full Force and Effect.  This Amendment shall be
    --------------------------------------------
    deemed to be an amendment to the License Agreement. All references to the License Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the License Agreement as amended hereby. Except as amended hereby, the License Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

7.  Heading.  The headings in this Amendment are inserted for convenience and
    -------
    identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision thereof.

8.  Counterparts.  This Amendment may be executed in counterparts, each of which
    ------------
    shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.  Applicable Law; Jurisdiction.  The construction, performance and
    ----------------------------
    interpretation of this Agreement shall be governed by the U.S. Trademark Act, 15 U.S.C. 1051 et seq., and the internal, substantive laws of the State of New York, without regard to its principles of conflicts of law; provided that if the foregoing laws should be modified during the term hereof in such a way as to adversely affect the original intent of the parties, the parties will negotiate in good faith to amend this Amendment to effectuate their original intent as closely as possible.

Executed as of the date first written above.

                                 AT&T CORP.

                                 By  /s/ Steven Garfinkel
                                     --------------------

                                 Name: Steven Garfinkel

                                 Its:   Assistant Secretary


                                 TELECORP PCS, INC.

                                 By  /s/ Thomas H. Sullivan
                                     ------------------------

                                 Name: Thomas H. Sullivan

                                 Its:   President, Treasurer and Secretary

                                                                      SCHEDULE C
                                                                      ----------


TeleCorp Territory:
-------------------

          Market                                                                BTA Market Designator
          ------                                                                ---------------------

I.        From New Orleans MTA
          --------------------
          Baton Rouge, LA                                                        32
          Lafayette-New Iberia, LA                                              236
          New Orleans, LA                                                       320
          Alexandria, LA                                                        009
          Houma-Thibodeaux, LA                                                  195
          Hammond, LA                                                           180

II.       From Dallas-Forth Worth MTA
          ---------------------------------------------
          Portions of the Monroe, LA BTA*:                                      304
                Ashley, AR
                Caldwell, LA
                Catahoula, LA
                *The Licensed Territory will include the Parishes of East
                Carroll, Franklin, Madison, Morehouse, Ouachita, Richland,
                Tensas, Union and West Carroll in the Monroe BTA necessary for
                TeleCorp to satisfy the FCC minimum build-out requirements pursuant to a build-out plan prepared by the Company and
                approved by AT&T, in its sole discretion, in accordance with
                Section 8.4(d) of the Stockholder's Agreement.

III.      From Houston, MTA
          -----------------
          Beaumont, TX                                                           34
          Lake Charles, LA                                                      238

IV.       From St. Louis MTA
          ------------------

          Cape Giradeau-Sikeston, MO                                             66
          Carbondale-Marion, IL                                                  67
          Columbia, MO                                                           90
          Jefferson City, MO                                                    217
          Kirksville, MO                                                        230
          Mount Vernon-Centralia, IL                                            308
          Poplar Bluff, MO                                                      355
          Quincy, IL-Hannibal, MO                                               367
          Rolla, MO                                                             383
          Portions of Springfield, MO BTA:                                      428
                Camden County, MO
                Cedar County, MO

          Market                                                                BTA Market Designator
          ------                                                                ---------------------
                Dallas County, MO
                Douglas County, MO
                Hickory County, MO
                Laclede County, MO
                Polk County, MO
                Stone County, MO
                Taney County, MO
                Texas County, MO
                Webster County, MO
                Wright County, MO

          West Plains, MO                                                           470

V.        From Little Rock MTA
          --------------------

          El Dorado-Magnolia-Camden, AR                                             125
          Fayetteville-Springdale-Rogers, AR                                        140
          Fort Smith, AR                                                            153
          Harrison, AR                                                              182
          Hot Springs, AR                                                           193
          Jonesboro-Paragould, AR                                                   219
          Little Rock, AR                                                           257
          Pine Bluff, AR                                                            348
          Russellville, AR                                                          387

VI.       From Memphis-Jackson MTA
          ------------------------

          Blytheville, AR                                                            49
          Dyersburg-Union City, TN                                                  120
          Jackson, TN                                                               211
          Portions of Memphis, TN BTA:                                              290
                Crittendon County, AR
                Cross County, AR
                Lee County, AR
                Phillips County, AR
                St. Francis County, AR
                Benton County, MS
                Coahoma County, MS
                DeSoto County, MS
                Grenada County, MS
                Lafayette County, MS
                Marshall County, MS
                Panola County, MS
                Quitman County, MS

          Market                                                                BTA Market Designator
          ------                                                                ---------------------
          Tallahatchie County, MS
          Tate County, MS
          Tunica County, MS
          Yalobusha County, MS
          Fayette County, TN
          Hardeman County, TN
          Haywood County, TN
          Lauderdale County, TN
          Shelby County, TN
          Tipton County, TN

VII.      From Louisville-Lexington-Evansville MTA
          ----------------------------------------
          Evansville, IN                                                            135
          Paducah-Murray-Mayfield, KY                                               339

VIII.     Portions of the Puerto Rico-U.S. Virgin
          ---------------------------------------
          Islands MTA
          -----------

          San Juan-Arecibo, Humacao                                                 488
          Mayaguez Aguadilla-Ponce                                                  489
          U.S. Virgin Islands                                                       491

IX.       From Milwaukee MTA
          ------------------

          Milwaukee                                                                 297
          Appleton-Oshkosh, WI                                                       18
          Fond du Lac, WI                                                           148
          Portions of Green Bay, WI BTA:                                            173
                Brown County, WI
                Door County, WI
                Kewaunee County, WI

          Janesville-Beloit, WI                                                     216
          Madison, WI                                                               272
          Manitowoc, WI                                                             276
          Sheboygan, WI                                                             417
          Portions of Marquette, MI BTA:                                            282
                Alger, MI
          Escabana, MI                                                              132
          Stevens Point-Marshfield, WI (4)                                          432
          Portions of the La Crosse, WI-Winona, MN                                  234
          BTA (4):
                Allamakee, IA
                Buffalo, WI

          Market                                                                BTA Market Designator
          ------                                                                ---------------------
                Houston, MN
                Jackson, WI
                La Crosse, WI
                Monroe, WI
                Vernon, WI
                Winona, MN

X.        From Des Moines-Quad City, IA MTA
          ---------------------------------
          Fort Dodge, IA                                                            150
          Waterloo-Cedar Falls, IA                                                  462
          Davenport, IA - Moline, IL                                                105
          Dubuque, IA                                                               118
          Iowa City, IA                                                             205
          Burlington, IA                                                             61
          Clinton, IA - Sterling, IL                                                 86
          Des Moines, IA                                                            111
          Marshall Town, IA(3)                                                      283
          Mason City, LA(3)                                                         285
          Ottumwa, IA(3)                                                            337
          Cedar Rapids, IA (4)                                                       70
          Sioux City, IA (3)                                                        421

(3) The Licensed Territory shall be amended to include this market without any further action by the parties hereto upon the acquisition by the Company of a PCS License covering this market, if and only if, such PCS License is acquired
(i) on or before November 13, 2002, or (ii) pursuant to an agreement to acquire such PCS License entered into by the Company on or before November 13, 2002, it being understood that if the Company does not acquire, or enter into an agreement to acquire, a PCS License covering this market on or before November 13, 2002, the Territory shall not be amended to include this market without AT&T PCS's prior written consent.

(4) The Licensed Territory shall be amended to include this market without any further action by the parties hereto upon the acquisition by the Company of a PCS License covering this market, if and only if, such PCS License is: (i) held or formerly held by Airadigm Communications, Inc. ("Airadigm") and acquired by the Company either (A) from Airadigm through the bankruptcy proceeding In Re Airadigm Wireless Communications, Inc., in the United States Bankruptcy Court for the Western District of Wisconsin, Case No.

99-33500-11 (the "Bankruptcy Proceeding"), or (B) through a Federal Communications Commission re-auction of the PCS licenses formerly held by Airadigm (the "Re-auction"), as contemplated in the side letter between AT&T Wireless PCS, LLC and TeleCorp PCS, Inc., dated February 28, 2000, (ii) acquired pursuant to the right of first offer granted to the Company by AT&T Wireless Services, Inc. pursuant to that certain Letter Agreement dated November 13, 2000 between the Company and AT&T Wireless PCS, Inc., or (iii) acquired through any other means, provided, as to (iii) only, that such licenses are acquired prior to or contemporaneously with the later of (Y) the FCC Re-auction, or (Z) the closing of the Bankruptcy Proceeding.